Valued Advisers Trust
Geier Strategic Total Return Fund

Supplement to the Prospectus dated December 15, 2010 (as revised April 27, 2011) and the Statement of Additional Information dated December 15, 2010

Supplement dated December 30, 2011

Effective immediately, the current expense limitation agreement between the Trust and Geier Asset Management, Inc. (“Adviser”), the investment adviser to the Geier Strategic Total Return Fund limiting certain operating expenses of the Fund to 1.95%, is extended through February 28, 2013.  Additionally, effective October 31, 2011, the expense limitation agreement has been modified so that the Adviser may voluntarily reimburse the Fund for certain operating expenses, such as certain brokerage, interest, taxes and other expenses that are not covered by the expense limitation agreement (“Excluded Expenses”), and to the extent that the Adviser reimburses the Fund for such Excluded Expenses, the Adviser may be able to recover such reimbursed expenses at a future date provided the conditions of the expense limitation agreement are satisfied.

Also effective February 28, 2012, the Fund’s principal investment strategies will be modified to reflect that the Fund may invest in municipal securities.  A summary description of the risks associated with making investments in municipal securities is as follows:

Municipal Securities Risk.  Investing in municipal securities subjects the Fund to the risk that litigation, legislation or other political events, local businesses or economic conditions or the bankruptcy of the issuer could affect the issuer’s ability to make payments of principal and/or interest.  Additionally, there is the risk that, as a result of the current economic crisis, the ability of any issuer to pay, when due, the principal or interest on its municipal bonds may be materially affected.

Interest rates on tax-exempt municipal bonds are generally lower than taxable bonds. If tax-exempt shareholders invest in the Fund they would not obtain any benefit from the potential to receive tax-exempt dividends, and the return on their investment may be lower than an investment in another fund that does not invest in tax-exempt municipal obligations. In addition, since the Fund invests less than 50% of its total assets in federally tax-exempt municipal bonds, no portion of the Fund’s distributions will be designated as tax-exempt dividends.

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This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information, dated December 15, 2010 has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (877) 747-4268.